                                                                      EXHIBIT 21

                              TELEFLEX INCORPORATED
                                  SUBSIDIARIES


SUBSIDIARY                                     JURISDICTION              PARENT                                      PERCENTAGE
                                            OF INCORPORATION

1950 Williams Drive, LLC                          Delaware                TFX Equities                                  100

924593 Ontario Limited                            Ontario                 Teleflex                                      81 (1)


Access Medical S.A.                               France                  TFX International S.A.                        100


AeroForge Corporation                             Indiana                 TFX Equities                                  100


Airfoil Management Company                        Delaware                TFX Equities                                  100

Airfoil Management Limited                        UK                      Sermatech (U.K.) Limited                      100

Airfoil Technologies (Florida), Inc.              Delaware                Aviation Product Support, Inc.                51 (2)

Airfoil Technologies International LLC            Delaware                TFX Equities                                  51 (3)

Airfoil Technologies Singapore PTE LTD            Singapore               Airfoil Technologies Internat'l               100

American General Aircraft Holding Co., Inc.       Delaware                Teleflex                                      74

Asept Inmed S.A.                                  France                  TFX International S.A.                        100


Asid Bonz GmbH                                    Germany                 Willy Rusch AG                                100


Astraflex BVBA                                    Belgium                 TFX Group Ltd.                                99 (4)

Astraflex Limited                                 UK                      TFX Group Ltd.                                100

Aunic Engineering Limited                         UK                      Sermatech (U.K.) Limited                      100

Aviation Product Support, Inc.                    Delaware                TFX Equities                                  100

Bavaria Cargo Technologie GmbH                    Germany                 Telair International GmbH                     100

Blue Armor International, Ltd.                    Maryland                Sermatech                                     100

Capro de Mexico, S.A. de C.V.                     Mexico                  TFX International Corp.                       99.99 (5)

Capro Inc.                                        Texas                   Teleflex                                      100

CCT De'Couper Industries, Inc.                    Michigan                Comcorp Technologies, Inc.                    100

CCT Plymouth Stamping Company                     Michigan                Comcorp Technologies, Inc.                    100

CCT Thomas Die & Stamping, Inc.                   Michigan                CCT De'Couper Industries, Inc.                100

Century Aero Products International, Inc.         California              Telair International Inc. (CA)                100

Cepco Precision Company of Canada, Inc.           Canada                  Sermatech Engineering                         100

Cetrek Engineering Ltd.                           UK                      Cetrek Ltd.                                   100

Cetrek Inc.                                       Massachusetts           Teleflex                                      100

Cetrek Limited                                    UK                      TFX International Ltd.                        100

Chemtronics International Ltd.                    UK                      Sermatech (U.K.) Limited                      100

Claes Johansson Automotive AB                     Sweden                  UPDC Systems AB                               100

Claes Johansson Components AB                     Sweden                  Claes Johansson Automotive AB                 100

Comcorp Inc.                                      Michigan                Teleflex                                      100

Comcorp Technologies, Inc.                        Michigan                Teleflex                                      100

Comfort Pedals, Inc.                              Michigan                Comcorp, Inc.                                 100

Compart Automotive B.V.                           The Netherlands         United Parts Group N.V.                       100

Endoscopy Specialists Incorporated                Delaware                Medical Sterilization, Inc.                   100

Entech, Inc.                                      New Jersey              TFX Equities                                  100

Franklin Medical Ltd.                             UK                      TFX Group Ltd.                                100

G-Tel Aviation Limited                            UK                      Sermatech (U.K.) Limited                      50

Gamut Technology, Inc.                            Texas                   Capro                                         100

Gas-Path Technology, Inc.                         Delaware                Teleflex                                      100

Gator-Gard Incorporated                           Delaware                Sermatech                                     100

GFI Control Systems, Inc.                         Ontario                 924593 Ontario                                50

Inmed (Malaysia) Holdings Sdn. Berhad             Malaysia                Willy Rusch AG                                100

Inmed Acquisition, Inc.                           Delaware                Teleflex                                      100 (6)

Inmed Corporation (7)                             Georgia                 Inmed Acquisition                             100

Inmed Corporation (U.K.) Ltd.                     UK                      TFX Group Ltd.                                100

Kaufman Industries Limited                        Maryland                Sermatech                                     100

Kordial S.A.                                      France                  TFX International S.A.                        100

Lehr Precision, Inc.                              Ohio                    Teleflex                                      100

Lipac Liebinzeller Verpackungs-GmbH               Germany                 Willy Rusch AG                                100

Mal Tool & Engineering Limited                    UK                      TFX Group Ltd.                                100

Meddig Medizintechnik Vertriebs-GmbH              Germany                 Rusch G B                                     87.5

Medical Service Vertriebs-GmbH                    Germany                 Willy Rusch AG                                100

Norland Plastics Company                          Delaware                TFX Equities                                  100

Phosphor Products Co. Limited                     UK                      TFX International Ltd.                        100

Pilling Weck Chiurgische Produkte GmbH            Germany                 TFX Holding GmbH                              100

Pilling Weck Incorporated                         Delaware                Teleflex                                      100

Pilling Weck Incorporated                         Pennsylvania            Teleflex                                      100

Pilling Weck (Asia) PTE Ltd. (8)                  Singapore               Pilling Weck (PA)                             99.99

Pilling Weck (Canada) Inc.                        Canada                  924593 Ontario                                50.5 (9)

Pilling Weck n.v.                                 Belgium                 TFX International S.A.                        100

Primaklimat AB                                    Sweden                  Claes Johansson Components AB                 100

Rigel Compasses Limited                           UK                      TFX International Ltd.                        100

Rusch Asia Pacific Sdn. Berhad                    Malaysia                Inmed (Malaysia) Holdings                     100

Rusch AVT Medical Private Limited                 India                   TFX Equities                                  50

Rusch (UK) Ltd.                                   UK                      TFX Group Ltd.                                100

Rusch Austria Ges.mbH                             Austria                 Teleflex Holding GmbH (Austria)               100

                                                                      EXHIBIT 21
                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES

SUBSIDIARY                                          JURISDICTION          PARENT                                      PERCENTAGE
                                                 OF INCORPORATION

Rusch France S.A.R.L.                                  France              Rusch G B                                     100

Rusch Inc.                                             Delaware            Rusch G B                                     100

Rusch Italia S.A.R.L.                                  Italy               Willy Rusch AG                                100

Rusch Manufacturing (UK) Ltd.                          UK                  TFX Group Ltd.                                100

Rusch Manufacturing Sdn. Berhad                        Malaysia            Inmed (Malaysia) Holdings                     96.5

Rusch Medical, S.A. (10)                               France              TFX International S.A.                        100

Rusch Mexico, S.A. de C.V.                             Mexico              Teleflex                                      99 (11)

Rusch Sdn. Berhad                                      Malaysia            Inmed (Malaysia) Holdings                     96.5

Rusch Uruguay Ltda.                                    Uruguay             Rusch G B                                     60

Rusch-Pilling Limited                                  Canada              Willy Rusch AG                                50.5 (12)

Rusch-Pilling S.A.                                     France              TFX International S.A.                        100

S. Asferg Hospitalsartikler ApS                        Denmark             Teleflex                                      100


Scandinavian Bellyloading Company AB                   Sweden              Telair International GmbH                     100

Scandinavian Bellyloading Internat'l, Inc.             California          Teleflex                                      100

Sermatech (Canada) Inc.                                Canada              924593 Ontario                                100


Sermatech Engineering Group, Inc.                      Delaware            Teleflex                                      100

Sermatech Gas-Path (Asia) Ltd.                         Thailand            Sermatech                                     100

Sermatech (Germany) GmbH                               Germany             TFX Holding GmbH                              00

Sermatech International Incorporated                   Pennsylvania        Teleflex                                      00

Sermatech-Mal Tool SARL                                France              TFX International S.A.                        100 (13)

Sermatech Repair Services Limited                      UK                  Airfoil Technologies Internat'l               60 (14)

Sermatech-Tourolle S.A.                                France              TFX International S.A.                        100

Sermatech (U.K.) Limited                               UK                  TFX Group Ltd.                                100

SermeTel Technical Services (STS) GmbH                 Germany             TFX Holding GmbH                              00

Simal S.A.                                             Belgium             TFX International S.A.                        100

SSI Surgical Services, Inc.                            Delaware            Medical Sterilization, Inc.                   100

SSI Surgical Services, Inc. (15)                       New York            TFX Equities                                  85

Technology Holding Company                             Delaware            TFX Equities                                  100

Technology Holding Company II                          Delaware            Technology Holding Company III                100

Technology Holding Company III                         Delaware            Techsonic Industries, Inc.                    66 (16)

Techsonic Industries, Inc.                             Alabama             Teleflex                                      100

Telair International GmbH                              Germany             TFX Holding GmbH                              100

Telair International Incorporated (17)                 California          Teleflex                                      100

Telair International Incorporated                      Delaware            Teleflex                                      100

Telair International Services GmbH (18)                Germany             Bavaria Cargo Technologie                     100

Telair International Services PTE LTD                  Singapore           Telair                                        70.5 (19)

Teleflex (Canada) Limited                              Canada(B.C.)        924593 Ontario                                100

Teleflex Automotive de Mexico S.A. de C.V.             Mexico              TFX Equities                                  99.9 (20)

Teleflex Automotive Manufacturing Corporation          Delaware            Teleflex                                      100

Teleflex Control Systems, Inc.                         Pennsylvania        Teleflex                                      100

Teleflex Fluid Systems, Inc.                           Connecticut         Teleflex                                      100

Teleflex Holding GmbH (Austria)                        Austria             Teleflex Incorporated                         59 (21)

Teleflex Machine Products, Inc.                        Delaware            Teleflex Fluid                                100

TFX Automotive LTD (22)                                UK                  TFX Group Ltd.                                100

TFX Engineering Ltd.                                   Bermuda             Teleflex Holding GmbH (Austria)               100

TFX Equities Incorporated                              Delaware            Teleflex                                      100

TFX Financial Services (UK)                            UK                  TFX Engineering Ltd. (Bermuda)                100

TFX Foreign Sales Corporation                          Barbados            TFX International Corp.                       100

TFX Group Limited                                      UK                  Teleflex Holding GmbH (Austria)               100

TFX Holding GmbH                                       Germany             Teleflex Holding GmbH (Austria)               100

TFX International Corporation                          Delaware            Teleflex                                      100

TFX International Limited                              UK                  TFX Group Ltd.                                100

TFX International S. A.                                France              Teleflex                                      100

TFX Marine Incorporated                                Delaware            Teleflex                                      100

TFX Medical Incorporated                               Delaware            Teleflex                                      100

TFX Medical Wire Products, Inc.                        Delaware            TFX Equities                                  100

TFX Scandinavia AB (23)                                Sweden              Teleflex                                      100

The ISPA Company                                       Maryland            Sermatech                                     100

Top Surgical GmbH                                      Germany             PW Chiurgische Produkte GmbH                  100

United Parts Automotive Engineering GmbH               Germany             UPDC Systems (Holding) GmbH                   100

United Parts Driver's Control Systems AB               Sweden              United Parts Group N.V.                       100

United Parts Driver Control Systems B.V.               The Netherlands     United Parts Group N.V.                       100

United Parts Driver Control Systems
  (UK) Ltd.                                            UK                  TFX Group Ltd.                                100

United Parts Driver Control Systems
  (Holding) GmbH                                       Germany             United Parts Group N.V.                       94 (24)

United Parts de Mexico SA de CV                        Mexico              United Parts Group N.V.                       99.998 (25)

                                                                      EXHIBIT 21

                             TELEFLEX INCORPORATED
                                  SUBSIDIARIES

SUBSIDIARY                                       JURISDICTION              PARENT                                 PERCENTAGE
                                              OF INCORPORATION


United Parts France S.A.                            France                  TFX International S.A.                   100

United Parts Group N.V.                             The Netherlands         TFX Holding GmbH                         100

United Parts FHS Automobile Systeme GmbH            Germany                 UPDC Systems (Holding) GmbH              99.9 (26)

United Parts s.a.                                   France                  TFX International S.A.                   100

United Parts Slovakia sro                           Slovakia                UPDC Systems BV                          100

Victor Huber GmbH                                   Germany                 Teleflex                                 100


Weck Closure Systems LLC                            Delaware                Pilling Weck Incorporated (DE)           100

Willy Rusch AG                                      Germany                 TFX Holding GmbH                         100

Willy Rusch Grundstucks und
  Beteiligungs AG + Co KG ("Rusch G B")             Germany                 Willy Rusch AG                           99.8 (27)




 1. 14% owned by Sermatech and 5% owned by Pilling Weck (PA).
 2. 49% owned by Sermatech International Incorporated.
 3. 49% owned by General Electric Company.
 4. 1% owned by Teleflex Fluid Systems, Inc.
 5. One share (.002%) is owned by TFX Equities.
 6. Except for nominee shares.
 7. Trades under name "Rusch Inc."
 8. Formerly Rusch-Pilling (Asia) PTE LTD.
 9. 49.5% owned by Rusch G B.
10. Formerly Europe Medical, S.A.
11. 1% owned by Rusch Inc.
12. 49.5% owned by 924593 Ontario.
13. Formerly Mal Tool & Engineering SARL.
14. 40% owned by TFX Equities.
15. Formerly Medical Sterilization, Inc.
16. 34% owned by ten other subsidiary companies.
17. Formerly The Talley Corporation. Trades under name "Teleflex Control
    Systems."
18. Formerly Telair Cargo Electronic Systems GmbH.
19. 29.5% owned by TPA PTE LTD & Mr. Chan.
20. One share (.001%) is owned by TFX International Corporation.
21. 16% owned by TFX International Corporation, 9% by Inmed Corporation, 7% by TFX Equities Incorporated, 6% by Telair International Incorporated (DE), and 3% by Sermatech International Incorporated.
22. Formerly S.J. Clark (Cables) Limited. Trades under name "Clarks Cables".
23. Formerly TX Controls AB.
24. 6% owned by Compart Automotive B.V.
25. 0.002% owned by Compart Automotive B.V.
26. 0.1% owned by Arminium Treuhand.
27. Two shares (.2%) are owned by Inmed Corporation.

                                     Page 3